UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ]    Definitive Proxy Statement
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[ ]    Soliciting Material Under § 240.14a-12

CORENERGY INFRASTRUCTURE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 22, 2019.

CORENERGY INFRASTRUCTURE TRUST, INC.
Meeting Information
Meeting Type:    Annual Meeting
For holders as of:    March 22, 2019
Date: May 22, 2019        Time: 10:00 AM CDT
Location: 1100 Walnut Street
Kansas City, MO 64106
Emerald Room Fourth Floor

CORENERGY INFRASTRUCTURE TRUST, INC.    You are receiving this communication because you hold
1100 WALNUT STREET, SUITE 3350    shares in the company named above.
KANSAS CITY, MO 64106
ATTN: Allison Herold    This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to you
on the Internet. You may view the proxy materials online at
www.proxyvote.com or easily request a paper copy
(see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT    2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow --> XXXX XXXX XXXX XXXX (located on the following page)
and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow --> XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
1.    Election of Directors
Nominees:
1A    Catherine A. Lewis
1B    Conrad S. Ciccotello

The Board of Directors recommends you vote FOR the following proposal:

2.    To ratify the selection of Ernst & Young LLP as the independent registered public accountants for the Company's fiscal year ending
December 31, 2019.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.